PROSPECTUS SUPPLEMENT

(To Prospectus dated December 28, 2018)

Up to $206,596,162

DNP Select Income Fund Inc.

Common Stock

We are offering shares of our common stock (“Common Stock”). We are a diversified, closed-end management investment company, which was organized as a Maryland corporation on November 26, 1986. Our primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. This Prospectus Supplement, together with the accompanying Prospectus dated December 28, 2018, sets forth the information that you should know before investing.

The Fund has entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) among the Fund, the Fund’s investment adviser, Duff & Phelps Investment Management Co., and Wells Fargo Securities, LLC (“Wells Fargo Securities”) relating to the Common Stock offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Equity Distribution Agreement, the Fund may offer and sell up to $250,000,000 of shares of Common Stock, from time to time, through Wells Fargo Securities as agent for the Fund for the offer and sale of Common Stock. As of June 14, 2019, the Fund has sold 3,879,443 shares of Common Stock pursuant to the Equity Distribution Agreement.

Sales of Common Stock, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Wells Fargo Securities will be entitled to compensation up to 2.00% of the gross proceeds of the sale of any Common Stock under the Equity Distribution Agreement. Under the terms of the Equity Distribution Agreement, the Fund may also sell Common Stock to Wells Fargo Securities as principal for its own account at a price agreed upon at the time of sale. If the Fund sells Common Stock to Wells Fargo Securities, the Fund will enter into a separate terms agreement with Wells Fargo Securities, and the Fund will describe this agreement in a separate prospectus supplement.

In connection with the sale of Common Stock on behalf of the Fund, Wells Fargo Securities may be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of Wells Fargo Securities may be deemed to be underwriting commissions or discounts.

Our currently outstanding shares of Common Stock are, and the Common Stock offered by this Prospectus Supplement and accompanying Prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange under the symbol “DNP.” The last reported sale price of our Common Stock on June 14, 2019 was $11.76 per share. The net asset value per share of our Common Stock at the close of business on June 14, 2019 was $10.30.

This investment involves risks. See “Risks” beginning on page 37 of the accompanying Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus Supplement. Any representation to the contrary is a criminal offense.

Wells Fargo Securities

The date of this Prospectus Supplement is June 27, 2019.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus, which we refer to collectively as the “Prospectus.” This Prospectus Supplement and the accompanying Prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This Prospectus Supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference in the Prospectus. The Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus

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Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the Prospectus or Prospectus Supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the securities. Our business, financial condition, results of operations and prospects may have changed since that date.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated December 28, 2018 (the “SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 73 of the Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling (833) 604-3163, by writing to the Fund at 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606 or by visiting the Fund’s website (www.dpimc.com/dnp). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (www.sec.gov).

All capitalized terms not otherwise defined in this Prospectus Supplement have the meanings ascribed to them in the Prospectus.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this Prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this Prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and

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financial condition. All forward-looking statements included in this Prospectus Supplement, the accompanying Prospectus or the SAI or are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights selected information contained elsewhere in this prospectus supplement (the “Prospectus Supplement”). This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our common stock (“Common Stock”). You should read carefully the entire Prospectus Supplement, the accompanying prospectus (the “Base Prospectus”), including the section entitled “Risks,” the statement of additional information (the “SAI”), and the financial statements and related notes, before making an investment decision.

The Fund	DNP Select Income Fund Inc. (the “Fund”) is a closed-end, diversified management investment company that is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated in the State of Maryland on November 26, 1986 and first offered its Common Stock to the public on January 21, 1987. The Fund’s Common Stock is traded on the New York Stock Exchange under the symbol “DNP.” The Fund’s principal office is located at 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, and its telephone number is (312) 263-2610.

We began investment activities in 1987 following our initial public offering. As of June 14, 2019, we had approximately 298,099,262 shares of Common Stock outstanding, net assets applicable to our Common Stock of approximately $3,072 million and total assets of approximately $4,084 million.

Investment Adviser	The Fund’s investment adviser is Duff & Phelps Investment Management Co. (the “Investment Adviser”). Subject to the overall control of the board of directors (“Board”) of the Fund, the Investment Adviser is responsible for managing the Fund’s investment portfolio. The Investment Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), an independent publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” As of March 31, 2019, the Investment Adviser managed approximately $9.8 billion in assets.

The Offering	Common Stock offered: up to $206,596,162 of shares

Shares outstanding after the offering (if all shares are sold): 315,666,963 shares

The Fund has entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) among the Fund, the Investment Adviser and Wells Fargo Securities, LLC (“Wells Fargo Securities”) relating to the Common Stock offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Equity Distribution Agreement, the Fund may offer and sell up to $250,000,000 of shares of Common Stock, from time to time, through Wells Fargo Securities as agent for the Fund for the offer and sale of Common Stock.

Sales of Common Stock, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Wells Fargo Securities will be entitled to compensation up to 2.00% of the gross proceeds of the sale of any Common Stock under the Equity Distribution Agreement. Under the terms of the Equity Distribution Agreement, the Fund may also sell Common Stock to Wells Fargo Securities as principal for its own account at a price agreed upon at the time of sale. If the Fund sells Common Stock to Wells Fargo Securities, the Fund will enter into a separate terms agreement with Wells Fargo Securities, and the Fund will describe this agreement in a separate prospectus supplement.

In connection with the sale of Common Stock on behalf of the Fund, Wells Fargo Securities may be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of Wells Fargo Securities may be deemed to be underwriting commissions or discounts.

The Common Stock may not be sold through agents, underwriters or dealers without delivery or deemed delivery of the Prospectus and this Prospectus Supplement describing the method and terms of the offering of Common Stock.

As of June 14, 2019, the Fund has sold 3,879,443 shares of Common Stock pursuant to the Equity Distribution Agreement.

Risks	See “Risks” and other information included in the Prospectus for a discussion of factors you should consider before deciding to invest in shares of our Common Stock.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Stock would bear directly or indirectly. The table below is based on the capital structure of the Fund as of October 31, 2018.

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	2.00	%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.89	%(2)
Distribution Reinvestment and Cash Purchase Plan Fees
Purchase Transactions	$2.50	(3)
Sale Transactions	$5.00	(3)

	Percentage of Net Assets Attributable to Common Stock
ANNUAL EXPENSES
Management Fees(4)	0.74%
Interest Payments on Borrowed Funds(5)	0.79%
Dividends on Preferred Stock(6)	0.46%
Other Expenses(7)	0.32%

TOTAL ANNUAL EXPENSES	2.31%

(1)

Represents the estimated commission that the Fund will pay to Wells Fargo Securities with respect to the Common Stock being sold in this offering. Wells Fargo Securities will be entitled to compensation of up to 2.00% of the gross proceeds of the sale of any Common Stock under the Equity Distribution Agreement. The Fund has assumed that Wells Fargo Securities will receive a commission of 2.00% of the gross sale price of the Common Stock sold in this offering. Commission payments will reduce the net proceeds from this offering and will be indirectly borne by all holders of Common Stock.

(2)	Offering expenses payable by the Fund will reduce the net proceeds from this offering and will be indirectly borne by all holders of Common Stock.

(3)

There will be no brokerage charges or other charges to holders of Common Stock in connection with shares directly issued by the Fund. However, participants do pay a fee in connection with open market purchases in connection with the reinvestment of distributions ($0.04 per share) and voluntary cash payments ($2.50 plus $0.04 per share). In addition, if a participant elects to discontinue participation in the plan and directs the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $5.00 sales fee plus a $0.04 per share fee from the proceeds.

(4)

The Investment Adviser receives an annual fee, payable quarterly, in an amount equal to 0.60% of the Fund’s average weekly managed assets of the Fund up to $1.5 billion and 0.50% of average weekly managed assets in excess of $1.5 billion. For purposes of the foregoing calculation, “average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). For the purposes of this table, we have assumed that the Fund has utilized Borrowings and Preferred Stock in an aggregate amount of 27.16% of its total assets (which equals the average level of leverage for the Fund’s most recent fiscal year). If the Fund were to use financial leverage in excess of 27.16% of its total assets, the management fees shown would be higher.

(5)

For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of 19.01% of its total assets (which equals the average level of Borrowings for the Fund’s most recent fiscal year). The expenses and rates associated with leverage may vary as and when Borrowings are made. The Fund’s outstanding Borrowings as of June 14, 2019 represented 17.14% of its total assets.

(6)	If LIBOR increases, the Fund’s dividend expense will increase.

(7)	Based on amounts incurred in the fiscal year ended October 31, 2018.

Example

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Stock, assuming (i) “Total Annual Expenses” of 2.31% of net assets attributable to Common Stock in years one through ten (which assumes the Fund’s use of leverage through Borrowings and Preferred Stock in an aggregate amount equal to 27.16% of the Fund’s total assets) and (ii) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$23	$72	$124	$265

(1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We intend to use the net proceeds of the offering from selling shares of our Common Stock to make investments in accordance with the Fund’s investment objective and policies as stated in the Prospectus. Pending investment, the timing of which may vary depending on the size of the investment but in no case is expected to exceed 30 days, it is anticipated that the proceeds will be primarily invested in U.S. government securities, interest-bearing bank deposit accounts or high quality, short-term money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

NET ASSET VALUE AND MARKET PRICE INFORMATION

Net Asset Value

The net asset value of a share of Common Stock is determined as of the time of the close of the NYSE (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. The net asset value of a share of Common Stock is calculated by dividing the value of the Fund’s assets (the value of the Fund’s portfolio securities plus cash and other assets), less the Fund’s liabilities (including dividends payable on Preferred Stock and interest and, as applicable, principal, payable on Borrowings) and less the aggregate liquidation value of the outstanding Preferred Stock, by the number of outstanding shares of Common Stock. The Fund’s net asset value per share of Common Stock is published on a daily basis.

For purposes of determining the Fund’s net asset value, equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the NYSE. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies, as supplied by an independent quotation service as of the time of the close of the NYSE (normally 4:00 p.m., Eastern time).

Market Price Information

The Common Stock has been listed on the NYSE since January 21, 1987 (trading symbol “DNP”). Since the commencement of trading, the Common Stock has most frequently traded at a premium to net asset value, but has periodically traded at a discount. Our issuance of additional Common Stock may have an adverse effect on prices in the secondary market for our Common Stock by increasing the number of shares of Common Stock available, which may create downward pressure on the market price for our Common Stock. The Fund cannot predict whether its Common Stock will trade in the future at a premium or discount to net asset value.

The average weekly trading volume of the Fund’s Common Stock on the NYSE during the fiscal year ended October 31, 2018, was approximately 1,707,055 shares.

The following table sets forth for each of the periods indicated the range of high and low closing sale prices of our Common Stock, each as reported on the NYSE, the net asset value per share of Common Stock and the premium or discount to net asset value per share at which our shares were trading.

	Market		NAV		Market Premium
	High	Low	High	Low	High	Low
Fiscal Year 2019
April 30	11.72	11.03	10.06	9.40	16.47%	17.37%
January 31	11.17	10.00	9.33	8.49	19.78%	17.81%

Fiscal Year 2018
October 31	11.22	10.80	9.63	9.15	16.54%	18.04%
July 31	11.14	10.72	9.02	9.23	23.50%	16.11%
April 30	10.93	9.71	9.07	8.85	20.52%	9.71%
January 31	11.45	10.23	10.09	9.67	13.44%	5.83%

Fiscal Year 2017
October 31	11.57	11.10	10.06	9.95	15.04%	11.51%
July 31	11.41	10.85	10.01	9.76	13.98%	11.16%
April 30	11.00	10.43	9.92	9.72	10.86%	7.34%
January 31	10.69	9.81	9.64	8.94	10.93%	9.67%

On June 14, 2019, the last reported sale price of our Common Stock on the NYSE was $11.76 which represented a premium of approximately 14.13% to the net asset value per share reported by us on that date.

As of June 14, 2019, we had 298,099,262 shares of Common Stock outstanding and we had net assets applicable to holders of Common Stock of approximately $3,072 million.

At the regular June 2019 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	July 31, 2019	August 12, 2019
6.5	August 30, 2019	September 10, 2019
6.5	September 30, 2019	October 10, 2019

CAPITALIZATION

The following table sets forth our capitalization (i) as of October 31, 2018 and (ii) as adjusted to give effect to the issuance of the Common Stock offered hereby. As indicated below, holders of Common Stock will bear the offering costs associated with this offering.

	As of October 31, 2018
	Actual	As Adjusted
	(Audited)	(Unaudited)
Cash and cash equivalents	$16,950,538	$219,035,315

Common stockholders’ equity:
Common stock, $0.001 par value per share, 350,000,000 shares authorized (293,197,638 shares issued and outstanding; 310,765,339 shares issued and outstanding as adjusted)	$293,198	$310,766
Additional paid-in capital	$1,957,248,709	$2,159,315,918
Total distributable earnings	$699,038,847	$699,038,847

Net assets applicable to common stockholders	$2,656,580,754	$2,858,665,531

(1)

As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to make investments in accordance with our investment objective. Pending such investments, we anticipate either investing the proceeds in U.S. government securities, interest-bearing bank deposit accounts, or high quality, short-term money market instruments.

(2)	We do not hold any of these outstanding securities for our account.

(3)

As adjusted, additional paid-in capital reflects the proceeds of the issuance of shares of Common Stock offered hereby ($206,596,162), less $0.001 par value per share of Common Stock ($17,568), less the underwriting discount ($4,131,923) and less the net estimated offering costs borne by us ($379,462) related to the issuance of the shares.

PLAN OF DISTRIBUTION

Under the Equity Distribution Agreement, Wells Fargo Securities will use its commercially reasonable efforts, consistent with its sales and trading practices, to sell the Common Stock under the terms and subject to the conditions set forth in the Equity Distribution Agreement. Wells Fargo Securities’ solicitation will continue until the Fund instructs Wells Fargo Securities to suspend the solicitations and offers. The Fund will instruct Wells Fargo Securities as to the amount of Common Stock to be sold by Wells Fargo Securities. The Fund may instruct Wells Fargo Securities not to sell Common Stock if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or Wells Fargo Securities may suspend the offering of Common Stock upon proper notice and subject to other conditions. As of June 14, 2019, the Fund has sold 3,879,443 shares of Common Stock pursuant to the Equity Distribution Agreement.

Wells Fargo Securities will provide written confirmation to the Fund not later than the opening of the trading day on the NYSE following the trading day on which Common Stock is sold under the Equity Distribution Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to us and the compensation payable by the Fund to Wells Fargo Securities in connection with the sales.

Wells Fargo Securities will be entitled to compensation of up to 2.00% of the gross proceeds of the sale of any Common Stock under the Equity Distribution Agreement. There is no guarantee that there will be any sales of our Common Stock pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of our Common Stock under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of our Common Stock at the time of any such sale. Assuming that 17,567,701 shares of our Common Stock are sold in this offering – calculating that number of shares by dividing $206,596,162 (the aggregate sales price of the Common Stock offered hereby) by $11.76 (the last reported sale price for our Common Stock on the NYSE on June 14, 2019) – the Fund estimates that the total expenses for the offering, excluding compensation payable to Wells Fargo Securities under the terms of the Equity Distribution Agreement, would be approximately $379,462. This estimate is inclusive of reimbursable expenditures to Wells Fargo Securities of reasonable fees and expenses of counsel for Wells Fargo Securities in connection with the “at the market” offering of up to $50,000 per calendar year.

Settlement for sales of Common Stock will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and Wells Fargo Securities in connection with a particular transaction, whereupon the net proceeds of the sales will be delivered to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement. Under the terms of the Equity Distribution Agreement, the Fund may also sell Common Stock to Wells Fargo Securities as principal for its own account at a price agreed upon at the time of sale. If the Fund sells Common Stock to Wells Fargo Securities, the Fund will enter into a separate terms agreement with Wells Fargo Securities, and the Fund will describe that agreement in a separate prospectus supplement.

In connection with the sale of the Common Stock on our behalf, Wells Fargo Securities may, and will with respect to sales effected in an “at the market” offering, be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of Wells Fargo Securities may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to Wells Fargo Securities against certain civil liabilities, including liabilities under the 1933 Act.

The offering of our Common Stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (1) the sale of all Common Stock subject to the Equity Distribution Agreement or (2) termination of the Equity Distribution Agreement. The Equity Distribution Agreement may be terminated by the Fund in its sole discretion at any time by giving notice to Wells Fargo Securities. In addition, Wells Fargo Securities may terminate the Equity Distribution Agreement under the circumstances specified in the Equity Distribution Agreement and in its sole discretion at any time by giving notice to the Fund.

Wells Fargo Securities and its affiliates have provided, and may in the future provide, various investment banking, commercial banking, fiduciary and advisory services for the Fund from time to time for which it has received, and may in the future receive, customary fees and expenses. Wells Fargo Securities and its affiliates may, from time to time, engage in other transactions with and perform services for us in the ordinary course of their business. If the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are not satisfied, Wells Fargo Securities will not engage in any market making activities involving the Common Stock while the offering is ongoing under the Prospectus Supplement.

The Fund did not pay any brokerage commissions during the fiscal years ended October 31, 2018, 2017 or 2016 to any broker that (1) is an affiliated person of the Fund, (2) is an affiliated person of an affiliated person of the Fund or (3) has an affiliated person that is an affiliated person of the Fund, the Investment Adviser or Wells Fargo Securities, except for the following commissions paid to Wells Fargo Securities:

Fiscal Year Ended October 31	Amount of Brokerage Commissions
2016	$27,928
2017	$1,203
2018	$17,400

During the fiscal year ended October 31, 2018, the brokerage commissions paid to Wells Fargo Securities constituted 3.9% of the aggregate brokerage commissions paid by the Fund, and 5.0% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through a broker.

Separate and apart from its activities on behalf of the Fund, the Administrator is also a registered broker-dealer. In connection with its brokerage business, the Administrator has entered into a multi-year agreement with Wells Fargo Clearing Services, LLC, an affiliate of Wells Fargo Securities, to perform clearing services where the Administrator acts as an introducing broker. In addition, the Administrator maintains corporate commercial deposit accounts with Wells Fargo Bank N.A., an affiliate of Wells Fargo Securities, as part of the Administrator’s corporate treasury management function.

As of June 13, 2019, none of the independent directors, or their immediate family members, owned any securities of Wells Fargo Securities, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Wells Fargo Securities.

The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202.

LEGAL MATTERS

Certain legal matters in connection with our Common Stock will be passed upon for us by Mayer Brown LLP, Chicago, Illinois, and for the underwriter by Simpson Thacher & Bartlett LLP, New York, New York. Mayer Brown LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Morrison & Foerster LLP.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended October 31, 2018, together with the report of Ernst & Young LLP, are incorporated by reference into the SAI.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the Investment Company Act of 1940, as amended, and are required to file annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC. Our most recent shareholder report filed with the SEC is for the period ended October 31, 2018. You can obtain the these documents free of charge from the SEC’s website at www.sec.gov.

This Prospectus Supplement and the Base Prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus Supplement and the Base Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

Up to $206,596,162

Common Stock

DNP Select Income Fund Inc.

PROSPECTUS SUPPLEMENT

Wells Fargo Securities

June 27, 2019